UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2026

Carlyle Credit Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	814-01248	81-5320146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, Suite 3400 New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 813-4900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 1.01 – Entry into a Material Definitive Agreement.
On October 27, 2026, Carlyle Credit Solutions SPV LLC (the “SPV”), a wholly owned subsidiary of Carlyle Credit Solutions, Inc. (the “Company”), as a borrower, entered into an amendment (the “Amendment”) to the loan and security agreement, dated as of April 1, 2019, as previously amended from time to time (the “Existing SPV Credit Facility” and as amended by the Amendment, the “SPV Credit Facility”). Capitalized terms used but not defined herein have the meanings set forth in the SPV Credit Facility. Among other things, the Amendment:
•increased the total commitments from $500 million to $600 million, subject to an increase of $100 million to $700 million effective on January 20, 2027 (or such earlier date as agreed). Total commitments are subject to availability under the SPV Credit Facility and restrictions imposed on borrowings under the Investment Company Act.
•modified the interest rate from SOFR plus 2.06% per annum to SOFR plus 2.00% per annum.
The description above is only a summary of the material provisions of the Amendment is qualified in its entirety by reference to the copy of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 2.03 – Creation of Direct Financial Obligation.
The disclosure set forth above under Item 1.01 is incorporated by reference herein.
Item 9.01 – Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

10.1
Consent and Sixth Amendment to Loan and Security Agreement dated as of October 27, 2026 among Carlyle Credit Solutions SPV LLC (formerly known as TCG BDC II SPV LLC) as Borrower, Carlyle Credit Solutions, Inc. (formerly known as TCG BDC II, INC.) as Existing Parent, Existing Seller and Existing Servicer, CARS Lux Finance SPV S.à r.l. as Investment Subsidiary, the Lenders party thereto, U.S. Bank Trust Company, National Association as the Collateral Administrator and Collateral Agent, U.S. Bank National Association as the Securities Intermediary, and JPMorgan Chase Bank, National Association, as Administrative Agent.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Filed herewith

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carlyle Credit Solutions, Inc.

By:	/s/ Joshua Lefkowitz
Name:	Joshua Lefkowitz
Title:	Secretary

Date: November 2, 2026